UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2009
ROCKWELL MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30142 Wixom Road,Wixom, Michigan                    48393

(Address of principal executive offices)                 (Zip Code)
Registrant’s telephone number, including area code               (248) 960-9009
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 1, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Rockwell Medical Technologies, Inc. (the “Company”) approved the payment of bonuses to Robert L. Chioini, the Company’s Chairman, President and Chief Executive Officer, and Thomas E. Klema, the Company’s Vice President of Finance, Chief Financial Officer, Treasurer and Secretary, for their performance during 2008. Mr. Chioini was awarded a bonus of $40,000 and Mr. Klema was awarded a bonus of $20,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL TECHNOLOGIES, INC.
Date: April 6, 2009	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer